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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 June 27, 2000
                               ----------------
               Date of Report (date of earliest event reported)


                           HAWKER PACIFIC AEROSPACE
                           ------------------------
            (Exact name of registrant as specified in its charter)
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
          California                     0-29490                     95-3528840
         ------------                   ---------                   ------------
(State or other jurisdiction           (Commission         (IRS Employer Identification No.)
of incorporation or organization)      File Number)
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                11240 Sherman Way, Sun Valley, California 91355
             -----------------------------------------------------
             (Address of principal executive officers)  (Zip Code)



                                (818) 765-6201
             -----------------------------------------------------
              (Registrant's telephone number, including area code)


                                Not Applicable
         ------------------------------------------------------------
         (Former name or former address if changed since last report)

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                           HAWKER PACIFIC AEROSPACE

Item 4.  Change in Registrant's Certifying Accountant

The following information is provided in accordance with Regulation S-K:

     (i) Registrant has decided to change its independent accounting firm, effective June 27, 2000.

     (ii) Registrant's financial statements for the past two years have not contained an adverse opinion or a disclaimer or opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

     (iii) The decision to change accountants was recommended by the Audit Committee of registrant's Board of Directors.

     (iv) During fiscal years 1998, 1999 and the interim period of 2000, there have been no disagreements with registrant's accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 7. Exhibits

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Exhibit No.    Description
  23.1         Letter from Ernst & Young, LLP, dated June 27, 2000.

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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HAWKER PACIFIC AEROSPACE

Date: June 27, 2000                      /s/ Philip M. Panzera
                                         ---------------------------------
                                         Philip M. Panzera
                                         Executive Vice President